EXHIBIT A

 AMERICAN DEPOSITARY
SHARES
Each American Depositary
Share represents four
deposited Shares

IN ACCORDANCE WITH
IRISH LAW AND THE
MEMORANDUM AND
ARTICLES OF
ASSOCIATION OF THE
COMPANY, THE RIGHT TO
INSTRUCT THE
DEPOSITARY WITH
RESPECT TO VOTING MAY
BE RESTRICTED UNDER
CERTAIN
CIRCUMSTANCES.  SEE
ARTICLE 23 HEREOF.

THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT FOR ORDINARY
SHARES OF THE NOMINAL
VALUE OF 1R 50p EACH OF
GREENCORE GROUP plc
INCORPORATED UNDER
THE LAWS OF IRELAND

The Bank of New York, as
depositary hereinafter called
the Depositary, hereby certifies
that , or registered assigns IS
THE OWNER OF


AMERICAN DEPOSITARY
SHARES

representing deposited ordinary
shares herein called Shares of
Greencore Group plc,
incorporated under the laws of
Ireland herein called the
Company.  At the date hereof,
each American Depositary
Share represents four Shares
deposited or subject to deposit
under the Deposit Agreement
as such term is hereinafter
defined at the Dublin office of
Allied British Banks, p.l.c.
herein called the Custodian.
The Depositarys Corporate
Trust Office is located at a
different address than its
principal executive office.  Its
Corporate Trust Office is
located at 101 Barclay Street,
New York, N.Y. 10286, and its
principal executive office is
located at One Wall Street,
New York, N.Y. 10286.

THE DEPOSITARYS
CORPORATE TRUST
OFFICE ADDRESS IS 101
BARCLAY STREET, NEW
YORK, N.Y. 10286

1. THE DEPOSIT
AGREEMENT

This American Depositary
Receipt is one of an issue
herein called Receipts, all
issued and to be issued upon
the terms and conditions set
forth in the deposit agreement,
dated as of April 26, 1999
herein called the Deposit
Agreement, by and among the
Company, the Depositary, and
all Owners and Beneficial
Owners from time to time of
Receipts issued thereunder,
each of whom by accepting a
Receipt agrees to become a
party thereto and become
bound by all the terms and
conditions thereof.  The
Deposit Agreement sets forth
the rights of Owners and
Beneficial Owners of the
Receipts and the rights and
duties of the Depositary in
respect of the Shares
deposited thereunder and any
and all other securities,
property and cash from time to
time received in respect of
such Shares and held
thereunder such Shares,
securities, property, and cash
are herein called Deposited
Securities. Copies of the
Deposit Agreement are on file
at the Depositarys Corporate
Trust Office in New York City
and at the office of the
Custodian.

The statements made on the
face and reverse of this
Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to the
detailed provisions of the
Deposit Agreement, to which
reference is hereby made.
Capitalized terms defined in the
Deposit Agreement and not
defined herein shall have the
meanings set forth in the
Deposit Agreement.

2. SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF SHARES.

Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt, and
upon payment of the fee of the
Depositary provided in this
Receipt, and subject to the
terms and conditions of the
Deposit Agreement, the Owner
hereof is entitled to delivery, to
him or upon his order, of the
Deposited Securities at the
time represented by the
American Depositary Shares
for which this Receipt is issued.
Delivery of such Deposited
Securities may be made by ai
the delivery of certificates in
the name of the Owner hereof
or as ordered by him or
certificates properly endorsed
or accompanied by proper
instruments of transfer to such
Owner or as ordered by him, or
ii bookentry transfer of the
Shares represented by such
Receipt to an account in the
name of such Owner or as
ordered by him and b delivery
of any other securities,
property and cash to which
such Owner is then entitled in
respect of this Receipt.  Such
delivery will be made at the
option of the Owner hereof,
either at the office of the
Custodian or at the Corporate
Trust Office of the Depositary,
provided that the forwarding of
certificates for Shares or other
Deposited Securities for such
delivery at the Corporate Trust
Office of the Depositary shall
be at the risk and expense of
the Owner hereof. An Owner
may request that the Deposited
Securities be delivered by
bookentry transfer or by
physical delivery.

3. TRANSFERS, SPLITUPS,
AND COMBINATIONS OF
RECEIPTS.

The transfer of this Receipt is
registrable on the books of the
Depositary at its Corporate
Trust Office by the Owner
hereof in person or by a duly
authorized attorney, upon
surrender of this Receipt
properly endorsed for transfer
or accompanied by proper
instruments of transfer and
funds sufficient to pay any
applicable transfer taxes and
the expenses of the Depositary
and upon compliance with such
regulations, if any, as the
Depositary may establish for
such purpose.  This Receipt
may be split into other such
Receipts, or may be combined
with other such Receipts into
one Receipt, evidencing the
same aggregate number of
American Depositary Shares
as the Receipt or Receipts
surrendered. As a condition
precedent to the execution and
delivery, registration of
transfer, splitup, combination,
or surrender of any Receipt or
withdrawal of any Deposited
Securities, the Depositary,
Custodian, or Registrar may
require payment from the
depositor of the Shares or the
presenter of the Receipt of a
sum sufficient to reimburse it
for any tax or other
governmental charge and any
stock transfer or registration
fee with respect thereto
including any such tax or
charge and fee with respect to
Shares being deposited or
withdrawn and payment of any
applicable fees as provided in
this Receipt, may require the
production of proof satisfactory
to it as to the identity and
genuineness of any signature
and may also require
compliance with any
regulations the Depositary may
establish consistent with the
provisions of the Deposit
Agreement or this Receipt,
including, without limitation, this
Article 3.

The delivery of Receipts
against deposit of Shares
generally or against deposit of
particular Shares may be
suspended, or the transfer of
Receipts in particular instances
may be refused, or the
registration of transfer of
outstanding Receipts generally
may be suspended, during any
period when the transfer books
of the Depositary are closed, or
if any such action is deemed
necessary or advisable by the
Depositary or the Company at
any time or from time to time
because of any requirement of
law or of any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement or this Receipt, or
for any other reason, subject to
the provisions of the following
sentence. Notwithstanding
anything to the contrary in the
Deposit Agreement or this
Receipt, the surrender of
outstanding Receipts and
withdrawal of Deposited
Securities may not be
suspended subject only to i
temporary delays caused by
closing the transfer books of
the Depositary or the Company
or the deposit of Shares in
connection with voting at a
shareholders meeting, or the
payment of dividends, ii the
payment of fees, taxes and
similar charges, and iii
compliance with any U.S. or
foreign laws or governmental
regulations relating to the
Receipts or to the withdrawal of
the Deposited Securities.
Without limitation of the
foregoing, the Depositary shall
not knowingly accept for
deposit under the Deposit
Agreement any Shares
required to be registered under
the provisions of the Securities
Act of 1933, unless a
registration statement is in
effect as to such shares.

4. LIABILITY OF OWNER OR
BENEFICIAL OWNER FOR
TAXES.

If any tax or other
governmental charge shall
become payable by the
Custodian or the Depositary
with respect to any Receipt or
any Deposited Securities
represented hereby, such tax
or other governmental charge
shall be payable by the Owner
or Beneficial Owner hereof to
the Depositary.  The
Depositary may refuse to
effect any transfer of this
Receipt or any withdrawal of
Deposited Securities
represented by American
Depositary Shares evidenced
by such Receipt until such
payment is made, and may
withhold any dividends or other
distributions, or may sell for the
account of the Owner or
Beneficial Owner hereof any
part or all of the Deposited
Securities represented by the
American Depositary Shares
evidenced by this Receipt, and
may apply such dividends or
other distributions or the
proceeds of any such sale in
payment of such tax or other
governmental charge and the
Owner or Beneficial Owner
hereof shall remain liable for
any deficiency.

5. WARRANTIES ON
DEPOSIT OF SHARES.

Every person depositing
Shares under the Deposit
Agreement shall be deemed
thereby to represent and
warrant that such Shares and
each certificate therefor are
validly issued, fully paid,
nonassessable, and free of any
preemptive rights of the holders
of outstanding Shares and that
the person making such
deposit is duly authorized so to
do.  Every such person shall
also be deemed to represent
that such Shares and the
Receipts evidencing American
Depositary Shares representing
such Shares would not be
Restricted Securities.  Such
representations and warranties
shall survive the deposit of
Shares and issuance of
Receipts.

6. FILING PROOFS,
CERTIFICATES, AND
OTHER INFORMATION.
Any person presenting Shares
for deposit or any Owner or
Beneficial Owner of a Receipt
may be required from time to
time to file with the Depositary
or the Custodian such proof of
citizenship or residence,
exchange control approval, or
such information relating to the
registration on the books of the
Company or the Foreign
Registrar, if applicable, to
execute such certificates and
to make such representations
and warranties, as the
Company or the Depositary
may deem necessary or
proper.  The Depositary may
withhold the delivery or
registration of transfer of any
Receipt or the distribution of
any dividend or sale or
distribution of rights or of the
proceeds thereof or the
delivery of any Deposited
Securities until such proof or
other information is filed or
such certificates are executed
or such representations and
warranties made.

7. CHARGES OF
DEPOSITARY

The Company agrees to pay
the fees, reasonable expenses
and outofpocket charges of the
Depositary and those of any
Registrar only in accordance
with agreements in writing
entered into between the
Depositary and the Company
from time to time.  The
Depositary shall present its
statement for such charges
and expenses to the Company
once every three months.  The
charges and expenses of the
Custodian are for the sole
account of the Depositary. The
following charges shall be
incurred by any party
depositing or withdrawing
Shares or by any party
surrendering Receipts or to
whom Receipts are issued
including, without limitation,
issuance pursuant to a stock
dividend or stock split declared
by the Company or an
exchange of stock regarding
the Receipts or Deposited
Securities or a distribution of
Receipts pursuant to Section
4.03 of the Deposit Agreement,
whichever applicable 1 taxes
and other governmental
charges, 2 such registration
fees as may from time to time
be in effect for the registration
of transfers of Shares generally
on the Share register of the
Company or Foreign Registrar
and applicable to transfers of
Shares to the name of the
Depositary or its nominee or
the Custodian or its nominee on
the making of deposits or
withdrawals under the terms of
the Deposit Agreement, 3 such
cable, telex and facsimile
transmission expenses as are
expressly provided in the
Deposit Agreement, 4 such
expenses as are incurred by
the Depositary in the
conversion of foreign currency
pursuant to Section 4.05 of the
Deposit Agreement, 5 a fee of
$5.00 or less per 100 American
Depositary Shares or portion
thereof for the execution and
delivery of Receipts pursuant
to Section 2.03, 4.03 or 4.04 of
the Deposit Agreement and the
surrender of Receipts pursuant
to Section 2.05 or 6.02 of the
Deposit Agreement, 6 a fee of
$.02 or less per American
Depositary Share or portion
thereof for any cash distribution
made pursuant to Sections
4.01 through 4.04 of the
Deposit Agreement and 7 a fee
for the distribution of securities
pursuant to Section 4.02 of the
Deposit Agreement, such fee
being in an amount equal to the
fee for the execution and
delivery of American
Depositary Shares referred to
above which would have been
charged as a result of the
deposit of such securities for
purposes of this clause 7
treating all such securities as if
they were Shares, but which
securities are instead
distributed by the Depositary to
Owners, 8 a fee not in excess
of $1.50 per certificate for a
Receipt or Receipts for
transfers made pursuant to the
terms of the Deposit
Agreement and 9 any other
charges payable by the
Depositary, any of the
Depositarys agents, including
the Custodian, or the agents of
the Depositarys agents in
connection with the servicing of
Shares or other Deposited
Securities which charge shall
be assessed against Owners as
of the date or dates set by the
Depositary in accordance with
the Deposit Agreement and
shall be collected at the sole
discretion of the Depositary by
billing such Owners for such
charge or by deducing such
charge from one or more cash
dividends or other cash
distributions.
The Depositary, subject to
Article 8 hereof, may own and
deal in any class of securities
of the Company and its
affiliates and in Receipts.

8. PRERELEASE OF
RECEIPTS.

Unless requested in writing by
the Company to cease doing
so, notwithstanding Section
2.03 of the Deposit Agreement,
the Depositary may execute
and deliver Receipts prior to
the receipt of Shares pursuant
to Section 2.02 of the Deposit
Agreement a PreRelease.  The
Depositary may, pursuant to
Section 2.05 of the Deposit
Agreement, deliver Shares
upon the receipt and
cancellation of Receipts which
have been PreReleased,
whether or not such
cancellation is prior to the
termination of such PreRelease
or the Depositary knows that
such Receipt has been
PreReleased.  The Depositary
may receive Receipts in lieu of
Shares in satisfaction of a
PreRelease. Each PreRelease
will be a preceded or
accompanied by a written
representation from the person
to whom Receipts or Shares
are to be delivered the
PreReleasee, that the
PreReleasee, or its customer, i
owns the Shares or Receipts to
be remitted, as the case may
be, ii assigns all beneficial right,
title and interest in such Shares
or Receipts, as the case may
be, to the Depositary in its
capacity as such and for the
benefit of the Owners, and iii
will not take any action with
respect to such Shares or
Receipts, as the case may be,
that is inconsistent with the
transfer of beneficial ownership
including, without the consent
of the Depositary, disposing of
such Shares or Receipts, as
the case may be, other than in
satisfaction of such
PreRelease, b at all times fully
collateralized with cash or such
other collateral as the
Depositary determines, in good
faith, will provide substantially
similar liquidity and security, c
terminable by the Depositary
on not more than five 5
business days notice, and d
subject to such further
indemnities and credit
regulations as the Depositary
deems appropriate.  The
number of American
Depositary Shares which are
outstanding at any time as a
result of PreRelease will not
normally exceed thirty percent
30% of the Shares deposited
hereunder provided, however,
that the Depositary reserves
the right to disregard such limit
from time to time as it deems
appropriate, and may, with the
prior written consent of the
Company, change such limit
for purposes of general
application. The Depositary will
also set Dollar limits with
respect to PreRelease
transactions to be entered into
hereunder with any particular
PreReleasee on a casebycase
basis as the Depositary deems
appropriate.  For purposes of
enabling the Depositary to fulfill
its obligations to the Owners
under the Deposit Agreement,
the collateral referred to in
clause b above shall be held by
the Depositary as security for
the performance of the
PreReleasees obligations to the
Depositary in connection with a
PreRelease transaction,
including the PreReleasees
obligation to deliver Shares or
Receipts upon termination of a
PreRelease transaction and
shall not, for the avoidance of
doubt, constitute Deposited
Securities hereunder. The
Depositary may retain for its
own account any
compensation received by it in
connection with the foregoing.

9.  TITLE TO RECEIPTS.

It is a condition of this Receipt
and every successive Owner
and Beneficial Owner of this
Receipt by accepting or holding
the same consents and agrees,
that title to this Receipt when
properly endorsed or
accompanied by proper
instruments of transfer, is
transferable by delivery with
the same effect as in the case
of a negotiable instrument
under the laws of New York
provided, however, that the
Company and the Depositary,
notwithstanding any notice to
the contrary, may treat the
person in whose name this
Receipt is registered on the
books of the Depositary as the
absolute owner hereof for the
purpose of determining the
person entitled to distribution of
dividends or other distributions
or to any notice provided for in
the Deposit Agreement or for
all other purposes.

10. VALIDITY OF RECEIPT.

This Receipt shall not be
entitled to any benefits under
the Deposit Agreement or be
valid or obligatory for any
purpose, unless this Receipt
shall have been executed by
the Depositary by the manual
signature of a duly authorized
signatory of the Depositary
provided, however that such
signature may be a facsimile if
a Registrar for the Receipts
shall have been appointed and
such Receipts are
countersigned by the manual
signature of a duly authorized
officer of the Registrar.

11. REPORTS INSPECTION
OF TRANSFER BOOKS.

The Company currently
furnishes the Securities and
Exchange Commission
hereinafter called the
Commission with certain public
reports and documents
required by foreign law or
otherwise under Rule 12g32b
under the Securities Exchange
Act of 1934.  Such reports and
communications will be
available for inspection and
copying by Owners and
Beneficial Owners at the public
reference facilities maintained
by the Commission located at
450 Fifth Street, N.W.,
Washington, D.C. 20549.

The Depositary will make
available for inspection by
Owners of Receipts at its
Corporate Trust Office any
reports and communications,
including any proxy soliciting
material, received from the
Company which are both a
received by the Depositary as
the holder of the Deposited
Securities and b made
generally available to the
holders of such Deposited
Securities by the Company.
The Depositary will also send to
Owners of Receipts copies of
such reports when furnished by
the Company pursuant to the
Deposit Agreement.  Any such
reports and communications,
including any such proxy
soliciting material, furnished to
the Depositary by the
Company shall be furnished in
English to the extent such
materials are required to be
translated into English pursuant
to any regulations of the
Commission.

The Depositary will keep
books, at its Corporate Trust
Office, for the registration of
Receipts and transfers of
Receipts which at all
reasonable times shall be open
for inspection by the Owners of
Receipts provided that such
inspection shall not be for the
purpose of communicating with
Owners of Receipts in the
interest of a business or object
other than the business of the
Company or a matter related to
the Deposit Agreement or the
Receipts.

12. DIVIDENDS AND
DISTRIBUTIONS.

Whenever the Depositary
receives any cash dividend or
other cash distribution on any
Deposited Securities, the
Depositary will, if at the time of
receipt thereof any amounts
received in a foreign currency
can in the judgment of the
Depositary be converted on a
reasonable basis into United
States dollars transferable to
the United States, and subject
to the Deposit Agreement,
convert such dividend or
distribution into dollars and will
distribute the amount thus
received net of the fees and
expenses of the Depositary as
provided in Article 7 hereof and
Section 5.09 of the Deposit
Agreement to the Owners of
Receipts entitled thereto in
proportion to the number of
American Depositary Shares
representing such Deposited
Securities held by them
respectively provided,
however, that in the event that
the Company or the Depositary
is required to withhold and does
withhold from any cash
dividend or other cash
distribution in respect of any
Deposited Securities an
amount on account of taxes,
the amount distributed to the
Owners of the Receipts
evidencing American
Depositary Shares representing
such Deposited Securities shall
be reduced accordingly.

Subject to the provisions of
Section 4.11 and 5.09 of the
Deposit Agreement, whenever
the Depositary receives any
distribution other than a
distribution described in Section
4.01, 4.03 or 4.04 of the
Deposit Agreement, the
Depositary will, as promptly as
practicable, cause the
securities or property received
by it to be distributed to the
Owners entitled thereto, in any
manner that the Depositary
may deem equitable and
practicable for accomplishing
such distribution provided,
however, that if in the opinion
of the Depositary such
distribution cannot be made
proportionately among the
Owners of Receipts entitled
thereto, or if for any other
reason the Depositary, after
consultation with the Company,
deems such distribution not to
be feasible, the Depositary
may adopt such method as it
may deem equitable and
practicable for the purpose of
effecting such distribution,
including, but not limited to, the
public or private sale of the
securities or property thus
received, or any part thereof,
and the net proceeds of any
such sale net of the fees and
expenses of the Depositary as
provided in Article 7 hereof and
Section 5.09 of the Deposit
Agreement will be distributed
by the Depositary to the
Owners of Receipts entitled
thereto all in the manner and
subject to the conditions
described in Section 4.01 of the
Deposit Agreement.

If any distribution consists of a
dividend in, or free distribution
of, Shares, the Depositary
may, and shall if the Company
shall so request, distribute, as
promptly as practicable, to the
Owners of outstanding
Receipts entitled thereto,
additional Receipts evidencing
an aggregate number of
American Depositary Shares
representing the amount of
Shares received as such
dividend or free distribution
subject to the terms and
conditions of the Deposit
Agreement with respect to the
deposit of Shares and the
issuance of American
Depositary Shares evidenced
by Receipts, including the
withholding of any tax or other
governmental charge as
provided in Section 4.11 of the
Deposit Agreement and the
payment of the fees and
expenses of the Depositary as
provided in Article 7 hereof and
Section 5.09 of the Deposit
Agreement.  In lieu of
delivering Receipts for
fractional American Depositary
Shares in any such case, the
Depositary will sell the amount
of Shares represented by the
aggregate of such fractions
and distribute the net proceeds,
all in the manner and subject to
the conditions described in
Section 4.01 of the Deposit
Agreement.  If additional
Receipts are not so distributed,
each American Depositary
Share shall thenceforth also
represent the additional Shares
distributed upon the Deposited
Securities represented thereby.

In the event that the Depositary
determines that any distribution
in property including Shares
and rights to subscribe therefor
is subject to any tax or other
governmental charge which the
Depositary is obligated to
withhold, the Depositary may
by public or private sale
dispose of all or a portion of
such property including Shares
and rights to subscribe therefor
in such amounts and in such
manner as the Depositary
deems necessary and
practicable to pay any such
taxes or charges, and the
Depositary shall distribute the
net proceeds of any such sale
after deduction of such taxes
or charges to the Owners of
Receipts entitled thereto.

13. RIGHTS.

In the event that the Company
shall offer or cause to be
offered to the holders of any
Deposited Securities any rights
to subscribe for additional
Shares or any rights of any
other nature, the Depositary,
after consultation with the
Company, shall have discretion
as to the procedure to be
followed in making such rights
available to any Owners or in
disposing of such rights on
behalf of any Owners and
making the net proceeds
available to such Owners or, if
by the terms of such rights
offering or for any other
reason, the Depositary may not
either make such rights
available to any Owners or
dispose of such rights and
make the net proceeds
available to such Owners, then
the Depositary shall allow the
rights to lapse. If at the time of
the offering of any rights the
Depositary determines in its
discretion that it is lawful and
feasible to make such rights
available to all or certain
Owners but not to other
Owners, the Depositary may
distribute to any Owner to
whom it determines the
distribution to be lawful and
feasible, in proportion to the
number of American
Depositary Shares held by
such Owner, warrants or other
instruments therefor in such
form as it deems appropriate.

In circumstances in which
rights would otherwise not be
distributed, if an Owner of
Receipts requests the
distribution of warrants or other
instruments in order to exercise
the rights allocable to the
American Depositary Shares of
such Owner hereunder, the
Depositary will make such
rights available to such Owner
upon written notice from the
Company to the Depositary
that a the Company has
elected in its sole discretion to
permit such rights to be
exercised and b such Owner
has executed such documents
as the Company has
determined in its sole discretion
are reasonably required under
applicable law.

If the Depositary has distributed
warrants or other instruments
for rights to all or certain
Owners, then upon instruction
from such an Owner pursuant
to such warrants or other
instruments to the Depositary
from such Owner to exercise
such rights, upon payment by
such Owner to the Depositary
for the account of such Owner
of an amount equal to the
purchase price of the Shares to
be received upon the exercise
of the rights, and upon
payment of the fees and
expenses of the Depositary
and any other charges as set
forth in such warrants or other
instruments, the Depositary
shall, on behalf of such Owner,
exercise the rights and
purchase the Shares, and the
Company shall cause the
Shares so purchased to be
delivered to the Depositary on
behalf of such Owner. As
agent for such Owner, the
Depositary will cause the
Shares so purchased to be
deposited pursuant to Section
2.02 of the Deposit Agreement,
and shall, pursuant to Section
2.03 of the Deposit Agreement,
execute and deliver Receipts to
such Owner. In the case of a
distribution pursuant to the
second paragraph of this
Article 13, such Receipts shall
be legended in accordance
with applicable U.S. laws, and
shall be subject to the
appropriate restrictions on sale,
deposit, cancellation, and
transfer under such laws.

If the Depositary determines in
its discretion that it is not lawful
and feasible to make such
rights available to all or certain
Owners, it may sell the rights,
warrants or other instruments in
proportion to the number of
American Depositary Shares
held by the Owners to whom it
has determined it may not
lawfully or feasibly make such
rights available, and allocate
the net proceeds of such sales
net of the fees and expenses of
the Depositary as provided in
Section 5.09 of the Deposit
Agreement and all taxes and
governmental charges payable
in connection with such rights
and subject to the terms and
conditions of the Deposit
Agreement for the account of
such Owners otherwise entitled
to such rights, warrants or other
instruments, upon an averaged
or other practical basis without
regard to any distinctions
among such Owners because
of exchange restrictions or the
date of delivery of any Receipt
or otherwise.

The Depositary will not offer
rights to Owners unless both
the rights and the securities to
which such rights relate are
either exempt from registration
under the Securities Act of
1933 with respect to a
distribution to all Owners or are
registered under the provisions
of such Act provided, that
nothing in this Deposit
Agreement shall create any
obligation on the part of the
Company to file a registration
statement with respect to such
rights or underlying securities
or to endeavor to have such a
registration statement declared
effective.  If an Owner of
Receipts requests the
distribution of warrants or other
instruments, notwithstanding
that there has been no such
registration under such Act, the
Depositary shall not effect such
distribution unless it has
received an opinion from
recognized counsel in the
United States for the Company
upon which the Depositary
may rely that such distribution
to such Owner is exempt from
such registration.

The Depositary shall not be
responsible for any failure to
determine that it may be lawful
or feasible to make such rights
available to Owners in general
or any Owner in particular.

14. CONVERSION OF
FOREIGN CURRENCY.

Whenever the Depositary or
the Custodian shall receive
foreign currency, by way of
dividends or other distributions
or the net proceeds from the
sale of securities, property or
rights, and if at the time of the
receipt thereof the foreign
currency so received can in the
judgment of the Depositary be
converted on a reasonable
basis into Dollars and the
resulting Dollars transferred to
the United States, the
Depositary shall convert or
cause to be converted, as
promptly as practicable, by
sale or in any other manner
that it may determine, such
foreign currency into Dollars,
and such Dollars shall be
distributed to the Owners
entitled thereto or, if the
Depositary shall have
distributed any warrants or
other instruments which entitle
the holders thereof to such
Dollars, then to the holders of
such warrants andor
instruments upon surrender
thereof for cancellation.  Such
distribution may be made upon
an averaged or other
practicable basis without regard
to any distinctions among
Owners on account of
exchange restrictions, the date
of delivery of any Receipt or
otherwise and shall be net of
any expenses of conversion
into Dollars incurred by the
Depositary as provided in
Section 5.09 of the Deposit
Agreement.

If such conversion or
distribution can be effected
only with the approval or
license of any government or
agency thereof, the Depositary
shall, after consultation with the
Company, file such application
for approval or license, if any,
as it may deem desirable.

If at any time the Depositary
shall determine that in its
judgment any foreign currency
received by the Depositary or
the Custodian is not convertible
on a reasonable basis into
Dollars transferable to the
United States, or if any
approval or license of any
government or agency thereof
which is required for such
conversion is denied or in the
opinion of the Depositary is not
obtainable, or if any such
approval or license is not
obtained within a reasonable
period as determined by the
Depositary, the Depositary
may distribute the foreign
currency or an appropriate
document evidencing the right
to receive such foreign
currency received by the
Depositary to, or in its
discretion may hold such
foreign currency uninvested
and without liability for interest
thereon for the respective
accounts of, the Owners
entitled to receive the same.

If any such conversion of
foreign currency, in whole or in
part, cannot be effected for
distribution to some of the
Owners entitled thereto, the
Depositary may in its discretion
make such conversion and
distribution in Dollars to the
extent permissible to the
Owners entitled thereto and
may distribute the balance of
the foreign currency received
by the Depositary to, or hold
such balance uninvested and
without liability for interest
thereon for the respective
accounts of, the Owners
entitled thereto.

15. RECORD DATES.

Whenever any cash dividend
or other cash distribution shall
become payable or any
distribution other than cash
shall be made, or whenever
rights shall be issued with
respect to the Deposited
Securities, or whenever the
Depositary shall receive notice
of any meeting of holders of
Shares or other Deposited
Securities, or whenever for any
reason the Depositary causes a
change in the number of
Shares that are represented by
each American Depositary
Share, or whenever the
Depositary shall find it
necessary or convenient, the
Depositary shall fix a record
date which, to the extent
practicable, shall be the same
as any corresponding record
date and time set by the
Company with respect to
Shares, and after consultation
with the Company, if such date
or time is to be different from
any such record date or time
established by the Company in
respect of the Sharesa for the
determination of the Owners of
Receipts who shall be i entitled
to receive such dividend,
distribution or rights or the net
proceeds of the sale thereof or
ii entitled to give instructions for
the exercise of voting rights at
any such meeting, or b on or
after which each American
Depositary Share will represent
the changed number of Shares
or c for the determination of the
Owners who shall be
responsible for the fee
assessed by the Depositary for
the servicing of the Shares or
other Deposited Securities,
subject to the provisions of the
Deposit Agreement.

16. VOTING OF DEPOSITED
SECURITIES.

Upon receipt of notice of any
meeting of holders of Shares or
other Deposited Securities, if
requested in writing by the
Company, the Depositary shall,
as soon as practicable
thereafter, mail to the Owners
the notice of meeting received
by the Depositary from the
Company accompanied by a
form of notice, the form of
which notice shall be in the sole
discretion of the Depositary,
which shall contain a a
statement that the Owners as
of the close of business on a
specified record date will be
entitled, subject to any
applicable provision of Irish law
and of the Memorandum and
Articles of Association of the
Company, to instruct the
Depositary as to the exercise
of the voting rights, if any,
pertaining to the amount of
Shares or other Deposited
Securities represented by their
respective American
Depositary Shares and b a
statement as to the manner in
which such instructions may be
given, including an express
indication that such instructions
may be given or deemed given
in accordance with the last
sentence of this paragraph if no
instruction is received, to the
Depositary to give a
discretionary proxy to a person
designated to the Company.
Upon the written request of an
Owner of a Receipt on such
record date, received on or
before the date established by
the Depositary for such
purpose, the Depositary shall
endeavor insofar as practicable
to vote or cause to be voted the
amount of Shares or other
Deposited Securities
represented by such American
Depositary Shares evidenced
by such Receipt in accordance
with the instructions set forth in
such request. The Depositary
shall not vote or attempt to
exercise the right to vote that
attaches to the Shares or other
Deposited Securities, other
than in accordance with such
instructions or deemed
instructions.  If no instructions
are received by the Depositary
from any Owner with respect
to any of the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Owners
Receipts on or before the date
established by the Depositary
for such purpose, the
Depositary shall deem such
Owner to have instructed the
Depositary to give a
discretionary proxy to a person
designated by the Company
with respect to such Deposited
Securities and the Depositary
shall give a discretionary proxy
to a person designated by the
Company to vote such
Deposited Securities, provided,
that no such instruction shall be
deemed given and no such
discretionary proxy shall be
given when the Company
informs the Depositary and the
Company agrees to provide
such information as promptly
as practicable in writing that the
matter to be voted upon is one
of the following

1.	a matter not submitted
to shareholders by means of a
proxy statement comparable to
that specified in Schedule 14A
of the Commission

2.	the subject of a
countersolicitation, or is part of
a proposal made by a
shareholder which is being
opposed by management i.e., a
contest

3.	relates to a merger or
consolidation except when the
Companys proposal is to
merge with its own
whollyowned subsidiary,
provided its shareholders
dissenting thereto do not have
rights of appraisal

4.	 involves rights of
appraisal or similar rights under
Irish law arising under
comparable circumstances

5.	authorizes mortgaging
of property

6.	authorizes or creates
indebtedness or increases the
authorized amount of
indebtedness

7.	authorizes or creates
preferred shares or increases
the authorized amount of
existing preferred shares

8.	alters the terms or
conditions of any shares of the
Companys capital stock then
outstanding or existing
indebtedness

9.	involves waiver or
modification of preemptive
rights except when the
Companys proposal is to waive
such rights with respect to
ordinary shares being offered
pursuant to stock option or
purchase plans involving the
additional issuance of not more
than 5% of the Companys
outstanding ordinary shares

10.	alters voting provisions
or the proportionate voting
power of a class of shares, or
the number of its votes per
share except where cumulative
voting provisions govern the
number of votes per share for
election of directors and the
Companys proposal involves a
change in the number of its
directors by not more than 10%
or not more than one

11.	changes existing
quorum requirements with
respect to shareholder
meetings

12.	authorizes issuance of
ordinary shares, or options to
purchase ordinary shares, to
directors, officers, or
employees in an amount which
exceeds 10% of the total
amount of the class
outstanding when no plan is
amended to extend its duration,
the Company shall factor into
the calculation the number of
ordinary shares that remain
available for issuance, the
number of ordinary shares
subject to outstanding options
and any ordinary shares being
added should there be more
than one plan being considered
at the same meeting, all
ordinary shares are aggregated

13.	authorizes a a new
profitsharing or special
remuneration plan, or a new
retirement plan, the annual cost
of which will amount to more
than 10% of average annual
income before taxes for the
preceding five years, or b the
amendment of an existing plan
which would bring its costs
above 10% of such average
annual income before taxes
should there be more than one
plan being considered at the
same meeting, all costs are
aggregated exceptions may be
made in cases of i retirement
plans based on agreement or
negotiations with labor unions
or which have been or are to
be approved by such unions
and ii any related retirement
plan for benefit of nonunion
employees having terms
substantially equivalent to the
terms of such unionnegotiated
plan, which is submitted for
action of stockholders
concurrently with such
unionnegotiated plan

14.	changes the purposes
or powers of the Company to
an extent which would permit
the Company to change to a
materially different line of
business and it is the
Companys stated intention to
make such a change

15.	authorizes the
acquisition of property, assets,
or a company, where the
consideration to be given has a
fair value of 25% or more of
the market value of the
previously outstanding shares

16.	authorizes the sale or
other disposition of assets or
earning power of 25% or more
of those existing prior to the
transaction

17.	authorizes a
transaction not in the ordinary
course of business in which an
officer, director or substantial
security holder has a direct or
indirect interest andor

18.	reduces earned
surplus by 51% or more, or
reduces earned surplus to an
amount less than the aggregate
of three years ordinary share
dividends computed at the
current dividend rate

19.	There can be no
assurance that Owners
generally or any Owner in
particular will receive the notice
described in the preceding
paragraph sufficiently prior to
the record date established by
the Depositary for receipt of
instructions to ensure that the
Depositary will in fact receive
such instructions on or before
such date

17. CHANGES AFFECTING
DEPOSITED SECURITIES.

In circumstances where the
provisions of Section 4.03 of
the Deposit Agreement do not
apply, upon any change in
nominal value, change in par
value, splitup, consolidation, or
any other reclassification of
Deposited Securities, or upon
any recapitalization,
reorganization, merger or
consolidation, or sale of assets
affecting the Company or to
which it is a party, any
securities which shall be
received by the Depositary or a
Custodian in exchange for or in
conversion of or in respect of
Deposited Securities shall be
treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall
thenceforth represent, in
addition to the existing
Deposited Securities, the right
to receive the new Deposited
Securities so received in
exchange or conversion,
unless additional Receipts are
delivered pursuant to the
following sentence.  In any
such case the Depositary may
execute and deliver additional
Receipts as in the case of a
dividend in Shares, or call for
the surrender of outstanding
Receipts to be exchanged for
new Receipts specifically
describing such new Deposited
Securities.

18. LIABILITY OF THE
COMPANY AND
DEPOSITARY.

Neither the Depositary nor the
Company nor any of their
respective directors,
employees, agents or affiliates
shall incur any liability to any
Owner or Beneficial Owner of
any Receipt, if by reason of
any provision of any present or
future law or regulation of the
United States or any other
country, or of any other
governmental or regulatory
authority, or by reason of any
provision, present or future, of
the Memorandum and Articles
of Association of the Company,
or by reason of any provision
of any securities issued or
distributed by the Company, or
any offering or distribution
thereof, or by reason of any act
of God or war or other
circumstances beyond its
control, the Depositary or the
Company shall be prevented,
delayed or forbidden from or
be subject to any civil or
criminal penalty on account of
doing or performing any act or
thing which by the terms of the
Deposit Agreement or
Deposited Securities it is
provided shall be done or
performed nor shall the
Depositary or the Company or
any of their respective
directors, employees, agents or
affiliates incur any liability to
any Owner or Beneficial
Owner of a Receipt by reason
of any nonperformance or
delay, caused as aforesaid, in
the performance of any act or
thing which by the terms of the
Deposit Agreement it is
provided shall or may be done
or performed, or by reason of
any exercise of, or failure to
exercise, any discretion
provided for in the Deposit
Agreement. Where, by the
terms of a distribution pursuant
to Section 4.01, 4.02 or 4.03 of
the Deposit Agreement, or an
offering or distribution pursuant
to Section 4.04 of the Deposit
Agreement, such distribution or
offering may not be made
available to Owners of
Receipts, and the Depositary
may not dispose of such
distribution or offering on behalf
of such Owners and make the
net proceeds available to such
Owners, then the Depositary
shall not make such distribution
or offering, and shall allow any
rights, if applicable, to lapse.
Neither the Company nor the
Depositary assumes any
obligation or shall be subject to
any liability under the Deposit
Agreement to Owners or
Beneficial Owners of Receipts,
except that they agree to
perform their obligations
specifically set forth in the
Deposit Agreement without
negligence or bad faith.  The
Depositary shall not be subject
to any liability with respect to
the validity or worth of the
Deposited Securities. Neither
the Depositary or its agents nor
the Company or its agents shall
be under any obligation to
appear in, prosecute or defend
any action, suit, or other
proceeding in respect of any
Deposited Securities or in
respect of the Receipts, which
in its opinion may involve it in
expense or liability other than
any action, suit or proceeding
brought by the Depositary or
the Company against the other
relating to this Deposit
Agreement, unless indemnity
satisfactory to it against all
expense and liability shall be
furnished as often as may be
required, and the Custodian
shall not be under any
obligation whatsoever with
respect to such proceedings,
the responsibility of the
Custodian being solely to the
Depositary. Neither the
Depositary or its agents nor the
Company or its agents shall be
liable for any action or
nonaction by it in reliance upon
the advice of or information
from legal counsel,
accountants, any person
presenting Shares for deposit,
any Owner or Beneficial
Owner of a Receipt, or any
other person believed by it in
good faith to be competent to
give such advice or
information.  The Depositary
shall not be responsible for any
failure to carry out any
instructions to vote any of the
Deposited Securities, or for the
manner in which any such vote
is cast or the effect of any such
vote, provided that any such
action or nonaction is in good
faith.  The Depositary shall not
be liable for any acts or
omissions made by a
successor depositary whether
in connection with a previous
act or omission of the
Depositary or in connection
with a matter arising wholly
after the removal or resignation
of the Depositary, provided that
in connection with the issue out
of which such potential liability
arises, the Depositary
performed its obligations
without negligence or bad faith
while it acted as Depositary.
The Company agrees to
indemnify the Depositary, its
directors, employees, agents
and affiliates and any
Custodian against, and hold
each of them harmless from,
any liability or expense
including, but not limited to, the
expenses of counsel which
may arise out of any
registration with the
Commission of Receipts,
American Depositary Shares or
Deposited Securities or the
offer or sale thereof in the
United States or out of acts
performed or omitted, in
accordance with the provisions
of the Deposit Agreement and
of the Receipts, as the same
may be amended, modified, or
supplemented from time to
time, i by either the Depositary
or a Custodian or their
respective directors,
employees, agents and
affiliates, except for any liability
or expense arising out of the
negligence or bad faith of either
of them, or ii by the Company
or any of its directors,
employees, agents and
affiliates. The indemnities
contained in the
proceeding sentence shall
not extend to any
liability or expense
which arise out of a
PreRelease as defined in
Section 2.09 of the
Deposit Agreement or
Article 8 hereofof a
Receipt in accordance
with Section 2.09 of the
Deposit Agreement or
Article 8 hereof and
which would not otherwise
have arisen had such
Receipt or Receipts not
been the subject of a
PreRelease pursuant to
Section 2.09 of the
Deposit Agreement or
Article 8 hereof
provided, however, that.
for the avoidance of doubt, the
indemnities provided in the
preceding sentence shall apply
to any such liability or expense
subject to the limitations
contained in this paragraph i to
the extent that such liability or
expense would have arisen had
a Receipt or Receipts not been
the subject of a PreRelease or
ii which arose out of any
misstatement or alleged
misstatement or omission or
alleged omission of a material
fact in any registration
statement, proxy statement,
prospectus or placement
memorandum or preliminary
prospectus or preliminary
placement memorandum
relating to the offer or sale of
American Depositary Shares,
except to the extent any such
liability or expense arose out of
1 information relating to the
Depositary or any Custodian,
as applicable, furnished in
writing to the Company and not
materially changed or altered
by the Depositary or any
Custodian, as applicable,
expressly for use in any of the
foregoing documents, or 2 if
such information is provided,
the failure to state a material
fact necessary to make the
information provided not
misleading. No disclaimer of
liability under the Securities Act
of 1933 is intended by any
provision of the Deposit
Agreement.

19. RESIGNATION AND
REMOVAL OF THE
DEPOSITARY
APPOINTMENT OF
SUCCESSOR CUSTODIAN.

The Depositary may at any
time resign as Depositary
hereunder by written notice of
its election so to do delivered to
the Company, such resignation
to take effect upon the
appointment of a successor
depositary and its acceptance
of such appointment as
provided in the Deposit
Agreement.  The Depositary
may at any time be removed
by the Company by written
notice of such removal,
effective upon the appointment
of a successor depositary and
its acceptance of such
appointment as provided in the
Deposit Agreement.  Whenever
the Depositary in its discretion
determines that it is in the best
interest of the Owners of
Receipts to do so, it may
appoint a substitute or
additional custodian or
custodians.

20. AMENDMENT.

The form of the Receipts and
any provisions of the Deposit
Agreement may at any time
and from time to time be
amended by agreement
between the Company and the
Depositary without the consent
of Owners or Beneficial
Owners of Receipts in any
respect which they may deem
necessary or desirable. Any
amendment which shall impose
or increase any fees or
charges other than taxes and
other governmental charges,
registration fees and cable,
telex or facsimile transmission
costs, delivery costs or other
such expenses, or which shall
otherwise prejudice any
substantial existing right of
Owners of Receipts, shall,
however, not become effective
as to outstanding Receipts until
the expiration of thirty days
after notice of such
amendment shall have been
given to the Owners of
outstanding Receipts.  Every
Owner of a Receipt at the time
any amendment so becomes
effective shall be deemed, by
continuing to hold such
Receipt, to consent and agree
to such amendment and to be
bound by the Deposit
Agreement as amended
thereby.  In no event shall any
amendment impair the right of
the Owner of any Receipt to
surrender such Receipt and
receive therefor the Deposited
Securities represented thereby
except in order to comply with
mandatory provisions of
applicable law.

21. TERMINATION OF
DEPOSIT AGREEMENT.

The Depositary at any time at
the direction of the Company,
shall terminate the Deposit
Agreement by mailing notice of
such termination to the Owners
of all Receipts then outstanding
at least 90 days prior to the
date fixed in such notice for
such termination.  The
Depositary may likewise
terminate the Deposit
Agreement by mailing notice of
such termination to the
Company and the Owners of
all Receipts then outstanding if
at any time 90 days shall have
expired after the Depositary
shall have delivered to the
Company a written notice of its
election to resign and a
successor depositary shall not
have been appointed and
accepted its appointment as
provided in the Deposit
Agreement.  On and after the
date of termination, the Owner
of a Receipt will, upon a
surrender of such Receipt at
the Corporate Trust Office of
the Depositary, b payment of
the fee of the Depositary for
the surrender of Receipts
referred to in Section 2.05 of
the Deposit Agreement, and c
payment of any applicable
taxes or governmental
charges, be entitled to delivery,
to him or upon his order, of the
amount of Deposited Securities
represented by the American
Depositary Shares evidenced
by such Receipt.  If any
Receipts shall remain
outstanding after the date of
termination, the Depositary
thereafter shall discontinue the
registration of transfers of
Receipts, shall suspend the
distribution of dividends to the
Owners thereof, and shall not
give any further notices or
perform any further acts under
the Deposit Agreement, except
that the Depositary shall
continue to collect dividends
and other distributions
pertaining to Deposited
Securities, shall sell rights and
other property as provided in
the Deposit Agreement, and
shall continue to deliver
Deposited Securities, together
with any dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts
surrendered to the Depositary
after deducting, in each case,
the fee of the Depositary for
the surrender of a Receipt, any
expenses for the account of
the Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental
charges.  At any time after the
expiration of one year from the
date of termination, the
Depositary may sell the
Deposited Securities then held
under the Deposit Agreement
and may thereafter hold
uninvested the net proceeds of
any such sale, together with
any other cash then held by it
thereunder, unsegregated and
without liability for interest, for
the pro rata benefit of the
Owners of Receipts which
have not theretofore been
surrendered, such Owners
thereupon becoming general
creditors of the Depositary with
respect to such net proceeds.
After making such sale, the
Depositary shall be discharged
from all obligations under the
Deposit Agreement, except to
account for such net proceeds
and other cash after deducting,
in each case, the fee of the
Depositary for the surrender of
a Receipt, any expenses for
the account of the Owner of
such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges. Upon
the termination of the Deposit
Agreement, the Company shall
be discharged from all
obligations under the Deposit
Agreement except for its
obligations to the Depositary
with respect to indemnification,
charges, and expenses.
22. SUBMISSION TO
JURISDICTION WAIVER OF
IMMUNITIES.

In the Deposit Agreement, the
Company has i  appointed
Corporation Service Company,
Two World Trade Center, New
York, in the State of New York,
as the Companys authorized
agent upon which process may
be served in any suit or
proceeding arising out of or
relating to the Shares or
Deposited Securities, the
American Depositary Shares,
the Receipts or this Agreement,
ii consented and submitted to
the jurisdiction of any state or
federal court in the State of
New York in which any such
suit or proceeding may be
instituted, and iii agreed that
service of process upon said
authorized agent shall be
deemed in every respect
effective service of process
upon the Company in any such
suit or proceeding.

To the extent that the
Company or any of the
properties, assets or revenues
may have or hereafter become
entitled to, or have attributed to
it, any right of immunity, on the
grounds of sovereignty or
otherwise, from any legal
action, suit or proceeding, from
the giving of any relief in any
respect thereof, from setoff or
counterclaim, from the
jurisdiction of any court, from
service of process, from
attachment upon or prior to
judgment, from attachment in
aid of execution or judgment,
or other legal process or
proceeding for the giving of
any relief or for the
enforcement of any judgment,
in any jurisdiction in which
proceedings may at any time
be commenced, with respect to
its obligations, liabilities or any
other matter under or arising
out of or in connection with the
Shares or Deposited Securities,
the American Depositary
Shares, the Receipts or the
Deposit Agreement, the
Company, to the fullest extent
permitted by law, hereby
irrevocably and unconditionally
waives, and agrees not to plead
or claim, any such immunity
and consents to such relief and
enforcement.

23. DISCLOSURE OF
INTERESTS.

Notwithstanding any other
provision of the Deposit
Agreement, each Owner and
Beneficial Owner agrees a to
be bound by and subject to
Irish law and the Memorandum
and Articles of Association of
the Company and to comply
with the requirements of Irish
law and with all requests from
the Company which are made
under Irish law andor the
Articles of Association of the
Company, to provide such
information to the Company
relating to ownership of the
Shares as may be required
thereunder, including the
identity of the interest in the
American Depositary Shares
held by such Owner, and b to
accept and comply with any
restrictions on the voting,
dividend, transfer or other
rights attaching to such Shares
as may be imposed by the
Company on account of
unsatisfactory disclosure and,
where necessary in order to
give effect to the purpose of
the foregoing, each Owner
shall be treated as if he were
the registered holder of the
Shares represented by the
American Depositary Share
held by him.

If the Company determines
that the Owner of the relevant
American Depositary Shares
the Specified ADSs has not
provided satisfactory disclosure
and without prejudice to any
rights or remedies available to
the Company under law, the
Owner agrees that the
Company may prohibit such
Owner from attending or voting
at general meetings of the
Company and if the Specified
ADSs represent not less than
0.25% of the issued and
outstanding Shares, the Owner
agrees that the Company may
withhold payment of dividends
or other amounts payable on
the Specified ADSs and may
refuse to register transfers of
the Specified ADSs unless
made in an arms length
transaction to another
Beneficial Owner who is
unconnected with the Owner or
any person having an interest
in the Specified ADSs.

The Depositary agrees to use
its reasonable efforts insofar as
practicable to comply with the
instructions of the Company as
to Receipts in respect of any
enforcement of restrictions on
voting, dividend, transfer or
other rights imposed under Irish
law andor the Articles of
Association of the Company on
account of unsatisfactory
disclosure and all Owners and
Beneficial Owners shall
cooperate with the Depositarys
compliance with such
instructions.

If the Company requests
information from the
Depositary or the Custodian as
to the registered owners of
Shares, pursuant to Irish law
andor the Articles of
Association of the Company,
the obligations of the
Depositary or the Custodian, as
the case may be, shall be
limited to disclosing to the
Company such information
relating to the Shares in
question as has in each case
been recorded by the
Depositary or the Custodian, as
the case may be, pursuant to
the terms of the Deposit
Agreement.

Notwithstanding Section 5.03
of the Deposit Agreement, the
Depositary shall not have any
liability to the Company or any
Owner or Beneficial Owner by
reason of the Depositarys
performance of its obligations
under this Article or Section
3.04 of the Deposit Agreement,
except that it agrees to perform
its obligations under this Article
23 without bad faith.

Owners may obtain a
summary of certain disclosure
obligations which may arise
under Irish law and the
Memorandum and Articles of
Association of the Company in
respect of interests in Shares,
without charge, by writing to
the Company at the addresses
set forth in Section 7.05 of the
Deposit Agreement.

24. RESTRICTIONS UPON
OWNERSHIP.

a Each Owner and Beneficial
Owner acknowledges and
agrees i that each Receipt, and
the terms upon which it is held
by such Owner, are subject to
the Articles of Association of
the Company, ii that except as
otherwise provided in the
Articles of Association such
Owners Receipts represent an
Interest as defined in the
Articles of Association in the
Shares underlying such
Receipts, iii that A no Owner
shall be entitled to hold Shares
representing more than 30% of
all the Shares then issued and
outstanding or individually or
together with his Associates as
defined in the Articles of
Association to exercise or
control the exercise of more
than 30% of the votes which
are ordinarily exercisable at
general meetings of the
Company the Shareholding
Limitation, B such Owner will
be bound by the Shareholding
Limitation and all related
provisions of the Articles of
Association and C the Directors
of the Company may at their
discretion, or as required by a
Special Shareholder as defined
in the Articles of Association to,
take action in certain
circumstances and in
accordance with the Articles of
Association to enforce the
Shareholding Limitation against
such Owner including, without
limitation, making provision for
the withdrawal of the right of
such Owner to direct the voting
of the Shares underlying such
Owners Receipts andor the
forced sale of all or part of
such Shares or the Interests
held therein including Interests
held through Receipts if a
sufficient disposal or disposals
of Shares or of Interests therein
has not been made to the
Directors satisfaction within 21
days or such longer period as
the Directors consider
reasonable after service upon
the Depositary or its nominee,
the Custodian or its nominee or
the Owner of a notice requiring
such disposal or against other
Owners or holders of Shares,
iv that such Owner, to the
extent it may legally do so, will
provide such information as lies
within its knowledge that is
requested by the Company
under statutory provisions of
Irish law or the Articles of
Association, which may
include, without limitation,
information as to the capacity
in which such Owner holds
Receipts and the nature and
extent of the Interests of such
Owner or other persons in the
Shares underlying such
Owners Receipts and v that the
Articles of Association provide
that any resolution or
determination of, or any
decision or the exercise of any
discretion or power by, the
Directors under the provisions
of the Articles of Association
relating to the Shareholding
Limitation shall be final and
conclusive and not open to
challenge and the Directors
shall not be obliged to give any
reason therefor and that the
Directors shall, so long as they
act in good faith, be under no
liability to the Company or to
any other person in acting or
not taking action under or
pursuant to such provision of
the Articles of Association or
for any erroneous
determination made by them in
exercise of their powers under
such provisions.

b If the Depositary or the
Custodian or any nominee of
the Custodian as registered
holder of any Shares receives
a notice under Article 11e of
the Articles of Association a
Restricted Share Notice from
the Company or the Directors
informing the Depositary that i
a specified Owner or Owners a
Relevant Owner or Relevant
Owners are believed or are
deemed to have Interests in
relating to any Shares specified
in the Restricted Share Notice
andor ii the Directors believe
that each Relevant Owner or
Owners believed or deemed to
have Interests through such
Relevant Owner are or are
deemed to be interested in a
specified number of such
Shares, paragraph d of this
Section shall apply.  The
Company need not include in a
Restricted Share Notice the
information described in the
immediately preceding
sentence. If the Restricted
Share Notice does not include
such information, the
Depositary shall assume for the
purposes of paragraph d of this
Section that each Relevant
Owner or Relevant Owners
specified pursuant to clause i of
this paragraph b are or are
deemed to be interested in that
number of the Shares that
bears the same ratio to the total
number of Shares specified in
such Restricted Share Notice
as the number of such
Relevant Owners American
Depositary Shares bears to the
number of American
Depositary Shares of all
Relevant Owners specified in
such Restricted Share Notice.

c Relevant Receipt means a
Receipt evidencing the Shares
in which a Relevant Owner or
Relevant Owners specified
pursuant to clause i of
paragraph b are believed or
deemed to have interests for
purposes of this Section

d Following the receipt of a
Restricted Share Notice, the
Depositary agrees to use its
reasonable efforts insofar as
practicable to, if the Restricted
Share Notice expressly
requires such action,
i refuse to register any transfer
of a Relevant Receipt other
than to a person specified in
the Restricted Share Notice
until the Company has
withdrawn the Restricted Share
Notice in respect of that
Relevant Receipt ii not
exercise the voting rights
attaching to a Relevant Receipt
to the extent that the voting
rights as well as the rights to
attend and vote at general
meetings attaching to the
Shares underlying that
Relevant Receipt are denied to
the Depositary as notified in the
Restricted Share Notice until
the Company has withdrawn
the Restricted Share Notice in
respect of that Relevant
Receipt and iii give notice to
each Relevant Owner specified
therein of receipt by the
Depositary of the Restricted
Share Notice and of the actions
to be taken under this
paragraph d and the matters
provided for in paragraph e of
this Section.

If the Depositary at any time
receives a further notice from
the Company or the Directors
modifying such Restricted
Share Notice, the Depositary
agrees to use its reasonable
efforts insofar as practicable to
take action in accordance with
such modified Restricted Share
Notice after the receipt of such
notice by the Depositary.

e If the Restricted Share Notice
in respect of a Relevant
Receipt so specifies, the
Depositary shall give notice to
the Relevant Owner that i the
Relevant Owner must within 21
days of receipt of the
Restricted Share Notice by the
Depositary or any longer period
specified in the Restricted
Share Notice make a disposal
or disposals of Shares or of
Interests in the Relevant
Receipt or underlying Shares to
the Directors satisfaction such
that A the Relevant Owners or
any of his Associates as
defined in the Articles of
Association cease to have an
Interest in Relevant Receipts or
underlying Shares equal to or
greater than 30% of all Shares
then issued and outstanding
and B the Relevant Holders
individually or with any of his
Associates is not capable of
exercising or controlling the
exercise of 30% or more of the
votes which are ordinarily
exercisable at general
meetings of the Company, and
ii if such disposal or disposals
are not so made to the
Directors satisfaction and if
such Restricted Share Notice
has not been withdrawn, A any
or all Shares underlying the
Relevant Receipt may be sold
by the Directors pursuant to the
Articles of Association and B if
any such sale is made, such
Relevant Receipt shall
thenceforth represent only the
right to receive any cash
received by the Depositary in
respect thereof, less any taxes
and expenses incurred or paid
by the Depositary in distributing
such cash to the Relevant
Owner thereof, and any unsold
Shares, and upon surrender of
such Relevant Receipt, the
Relevant Owner thereof shall
be entitled to withdraw such
cash and such underlying
Shares in the manner set forth
in Section 2.05.

f If the Depositary or the
Custodian or any nominee of
the Custodian receives a
Restricted Share Notice that
does not contain the
information described in clause
i of paragraph b, the Depositary
shall i apply any denial of
voting rights in consequence
thereof pro rata to all American
Depositary Shares outstanding
from time to time and
ii give notice to all Owners of
receipt by the Depositary of the
Restricted Share Notice and of
the actions to be taken under
this paragraph f and the
matters provided for in
paragraph e, and treat any sale
of Shares in consequence of
the Restricted Share Notice as
if it were a distribution in cash
and a change in Deposited
Securities applicable to all
Deposited Securities as
provided in Sections 4.01 and
4.08 of the Deposit Agreement.

g Each Owner acknowledges
and agrees that the Company
or the Directors are also
empowered by the Articles of
Association i to serve a
Restricted Share Notice on it to
the effect that such Owner
must make a disposal or
disposals of or Interests in
Receipts held by it or of the
underlying Shares in the
manner described in paragraph
e and ii to refuse to register a
transfer of Shares in respect of
which a Restricted Share
Notice has been served if such
Owners would continue to have
an Interest or Interests in such
Shares following such transfer.
h At the Companys expense,
the Depositary will forward to
Owners or to the Company, as
the case may be,
communications relating to the
application of this Section 3.05.
Owners seeking to
communicate with the
Company or its Directors on
matters relating to the
application of this Section 3.05
may send their
communications to the
Depositary for forwarding, at
their own risk, to the Company.

i Notwithstanding Section 5.03
of the Deposit Agreement, the
Depositary shall not have any
liability to the Company or any
Owner or Beneficial Owner by
reason of the Depositarys
performance of its obligations
under this Article or Section
3.05 of the Deposit Agreement,
except that it agrees to perform
its obligations under this Article
24 without bad faith.